SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                FORM 8-K/A

                              CURRENT REPORT


                     Pursuant of Section 13 or 15 (d)
                  of the Securities Exchange Act of 1934

                     Date of Report:    March 31, 1995




                       McDERMOTT INTERNATIONAL, INC.
     ------------------------------------------------------------
          (Exact name of registrant as specified in its charter)




 REPUBLIC OF PANAMA                   1-8430              No. 72-0593134
 -------------------             -------------           ----------------
(State or Other Jurisdiction      (Commission              (IRS Employer
   of Incorporation)                File No.)           Identification No.)



 1450 Poydras Street, New Orleans, Louisiana           70112-6050
 Post Office Box 61961, New Orleans, Louisiana         70161-1961
 ---------------------------------------------         ----------
   (Address of Principal Executive Offices)            (Zip Code)



Registrant's telephone number, including area code (504) 587-5400

<page 2>

Item 7.  PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

The following pro forma financial information and exhibits are filed as a part of this report.

(a) Offshore Pipelines, Inc.'s Annual Report on Form 10-K for the year ended July 31, 1994 filed with the Securities and Exchange Commission ("SEC") on October 13, 1994 and Quarterly Report on Form 10-Q for the quarter ended October 31, 1994 filed with the SEC on December 8, 1994 are incorporated herein by reference.

(b) Pro forma financial information required pursuant to Article II of Regulation S-X:

     Item                                                       Page
     -----                                                     ------
     McDermott International, Inc. Pro Forma Consolidated
       Financial Statements (Unaudited)

          Pro Forma Consolidated Balance Sheet -
           December 31, 1994                                     4

          Notes to the Pro Forma Consolidated Balance
           Sheet                                                 6

          Pro Forma Consolidated Statement of Income
           Before Cumulative Effect of Accounting Change
           - Fiscal Year Ended March 31, 1994                    8

          Pro Forma Consolidated Statement of Income
           Before Cumulative Effect of Accounting Change
           - Nine Months Ended December 31, 1994                10

          Notes to the Pro Forma Consolidated Income
           Statements                                           12



On January 31, 1995, McDermott International, Inc. ("MII") contributed substantially all of its marine construction services business to J. Ray McDermott, S.A. ("JRM") and JRM acquired Offshore Pipelines, Inc. (the "Merger"), pursuant to an Agreement and Plan of Merger dated as of June 2, 1994, as amended (the "Merger Agreement"). MII received as consideration for its contribution to JRM: 3,200,000 shares of its Series A $2.25 Cumulative Convertible Preferred Stock (liquidation preference $160,000,000), $231,000,000 aggregate principal amount of JRM's 9% Senior Subordinated Notes due September 15, 2001, 24,668,297 shares of JRM's common stock and other consideration.
As consideration for their approval and adoption of the Merger Agreement, stockholders of Offshore Pipelines, Inc. ("OPI") received 13,197,946 shares of JRM's common stock, 897,818 options to acquire the same number of shares of JRM's common stock and 458,632 shares of JRM's Series B Cumulative Convertible Exchangeable Preferred Stock (liquidation preference $11,465,800) in exchange for their shares of OPI common stock, options to acquire OPI common stock and OPI preferred stock outstanding at the date of the Merger. As a result on January 31, 1995 JRM had a total of 38,586,243 shares of Common Stock outstanding.
<page 3>

The unaudited pro forma consolidated balance sheet as of December 31, 1994 combines the unaudited December 31, 1994 consolidated balance sheet of MII and the unaudited October 31, 1994 consolidated balance sheet of OPI and assumes that the contribution and Merger were completed as of December 31, 1994.
OPI's assets and liabilities have been accounted for at estimated fair values in accordance with the purchase method of accounting. MII is presently in the process of obtaining appraisals of existing OPI property, plant and equipment and their remaining useful lives, and reviewing the fair value of OPI's other assets and liabilities. The adjustments to OPI's property, plant and equipment have been based on preliminary opinions of the appraiser's value of such assets. Further work is proceeding on such appraisals and, accordingly, the allocation of the purchase price is subject to revision as a result of the final determination of such values.

The audited pro forma consolidated statements of income combine the audited results of MII for the year ended March 31, 1994 with the unaudited results of operations of OPI for the twelve months ended April 30, 1994; and the unaudited results of operations of MII for the nine months ended December 31, 1994 with the unaudited results of OPI for the nine months ended October 31, 1994. These pro forma statements of MII give effect to the contribution by MII of substantially all of its marine construction services business to JRM, and the acquisition of OPI and assumes such transactions were completed effective April
1, 1993.   The acquisition of OPI will be accounted for under the purchase method of accounting and goodwill will be amortized over a period of 10 years.


The pro forma information is not necessarily indicative of the actual financial position of MII at any date or the results which would have actually occurred had the transactions occurred on such dates or which may occur in the future. The pro forma consolidated financial statements should be read in conjunction with MII's and OPI's historical consolidated financial statements and notes thereto contained in the respective Annual Report (Form 10-K) for the fiscal year ended March 31, 1994 and July 31, 1994 and the respective Quarterly Report (Form 10-Q) for the quarter ended December 31, 1994 and October 31, 1994.

The pro forma adjustments do not reflect estimates of cost savings that may be realized from the Merger. MII intends to dispose of surplus marine vessels and support equipment, close duplicative support facilities and fabrication yards, and to consolidate corporate functions.

<page 4>

                      McDERMOTT INTERNATIONAL, INC.
             PRO FORMA CONSOLIDATED BALANCE SHEET (UNAUDITED)

                                  MII              OPI
                              December 31,     October 31,                             Pro Forma
                                  1994            1994         Adjustments              Combined
                              ------------     -----------     -----------           ------------
                                                      (In thousands)
ASSETS
Current Assets:
Cash and cash equivalents      $   99,873     $    12,439    $  (16,032)    (1,2,8)  $    96,280
Accounts and notes receivable     461,260          82,787           533     (2)          544,580
Contracts in progress             316,360          78,028        (8,271)    (2)          386,117
Other current assets              439,711          54,995       (38,363)    (2,3,9)      456,343
- ------------------------------------------------------------------------------------------------

    Total Current Assets        1,317,204         228,249       (62,133)               1,483,320
- -------------------------------------------------------------------------------------------------

Property, Plant and Equipment,
    at Cost                     2,175,564         201,195       (8,499)    (2,3)       2,368,260
Less accumulated depreciation   1,411,660          48,710      (48,710)    (2,3)       1,411,660
- ------------------------------------------------------------------------------------------------

Net Property, Plant and
    Equipment                     763,904         152,485       40,211                   956,600
- ------------------------------------------------------------------------------------------------

Investments:
     Government obligations       391,841            -              -                    391,841
     Other investments            181,081            -              -                    181,081
- ------------------------------------------------------------------------------------------------
    Total Investments             572,922            -              -                    572,922
- ------------------------------------------------------------------------------------------------

Insurance Recoverable             777,327            -              -                    777,327
- ------------------------------------------------------------------------------------------------
Intangibles and Other Assets      660,688          43,108      225,880    (2,3,5,6,9)    929,676
- ------------------------------------------------------------------------------------------------

     TOTAL                     $4,092,045     $   423,842    $ 203,958               $ 4,719,845
=================================================================================================

<page 5>

                                  MII              OPI
                              December 31,     October 31,                             Pro Forma
                                  1994            1994         Adjustments              Combined
                              ------------     -----------     -----------             ----------
                                                      (In thousands)

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
 Notes and accounts payable
  and current maturities of
  long-term debt               $  623,137     $    52,194    $ (13,538)    (2)       $   661,793
 Advance billings on contracts    122,993          15,652         (758)    (2)           137,887
 U.S. and foreign income taxes     47,998           3,433       23,074     (2,9)          74,505
 Other current liabilities        495,354          71,838       12,664     (2,3,4)       579,856
- -------------------------------------------------------------------------------------------------
Total Current Liabilities       1,289,482         143,117       21,442                 1,454,041
- -------------------------------------------------------------------------------------------------

Long-Term Debt                    487,405          85,832       10,136     (3)           583,373
- -------------------------------------------------------------------------------------------------

Accumulated Postretirement Benefit
    Obligation                    390,458             -            -                     390,458
- -------------------------------------------------------------------------------------------------
Environmental and Products
    Liabilities                   907,884             -            -                     907,884
- --------------------------------------------------------------------------------------------------

Other Liabilities                 298,084          30,079        8,160     (3,4,9)       336,323
- --------------------------------------------------------------------------------------------------

Minority Interest                 193,444             -        143,611     (8)           337,055
- --------------------------------------------------------------------------------------------------
Stockholders' Equity:
 Preferred stock                    2,875              14          (14)    (7)             2,875
 Common Stock                      53,759             113         (113)    (7)            53,759
 Other Stockholders' Equity       468,654         164,687       20,736     (7,8)         654,077
- --------------------------------------------------------------------------------------------------

  Total Stockholders' Equity      525,288         164,814       20,609                   710,711
- --------------------------------------------------------------------------------------------------
      TOTAL                    $4,092,045     $   423,842    $ 203,958               $ 4,719,845
=================================================================================================

(page 6)

                            Notes to Pro Forma Combined Balance Sheet

The following is a summary of the adjustments required to reflect the acquisition of OPI and estimated purchase price allocation.


                                                                              Adjustments
                                                                             Debit/(Credit)
Acquisition of OPI

1. Adjustment to reflect extraordinary dividend and redemption
    of preferred stock purchase rights. . . . . . . . . . . . . .               $  (5,749)

2. Adjustments to reflect the change in OPI's accounting for its investment in certain joint ventures from proportionate consolidation method to the equity method:
        Cash and cash equivalents. . . . . . . . . . .           $  (1,283)
        Accounts and notes receivable. . . . . . . . .                 533
        Contracts in progress. . . . . . . . . . . . .              (8,271)
        Other current assets . . . . . . . . . . . . .                (685)
        Property, plant and equipment. . . . . . . . .              (5,389)
        Accumulated depreciation . . . . . . . . . . .                 336
        Intangibles and other assets . . . . . . . . .              (2,512)
        Notes and accounts payable and current maturities
         on long-term debt                                          13,538
        Advance billings on contracts. . . . . . . . .                 758
        U. S. and foreign income taxes . . . . . . . .                 552
        Other current liabilities. . . . . . . . . . .               2,423
                                                                                      -
                                                                    -------
 3. Adjustments to reflect other changes in accounting policies and purchase accounting of OPI's assets and liabilities:
        Other current assets . . . . . . . . . . . . .           $  (2,899)
        Property, plant and equipment. . . . . . . . .              (3,110)
        Accumulated depreciation . . . . . . . . . . .              48,374
        Intangibles and other assets . . . . . . . . .               1,584
        Other current liabilities. . . . . . . . . . .               4,184
        Long-term debt . . . . . . . . . . . . . . . .             (10,136)
        Other liabilities. . . . . . . . . . . . . . .              (2,976)        35,021
                                                                   --------

 4. Accrual of estimated additional direct merger costs
     (covenants-not-to-compete, financial advisor, legal,
     accounting, appraisal and other fees):
        Other current liabilities. . . . . . . . . . .           $ (19,271)
        Other liabilities. . . . . . . . . . . . . . .              (5,198)       (24,469)
                                                                  ---------
 5. Intangibles and other assets (covenants-not-to-compete).                       16,407

 6. Intangibles and other assets (excess of cost over net
      assets acquired)                                                            152,010

 7. Elimination of OPI stockholders' equity:
      Preferred B, par value . . . . . . . . . . . . .           $      14
      Common stock, par value. . . . . . . . . . . . .                 113
      Other stockholders' equity . . . . . . . . . . .             164,687        164,814
                                                                   --------      ---------

                                                                                $ 338,034

 (page 7)

Notes to Pro Forma Combined Balance Sheet (continued)
 8. Payments for covenants not to compete at effective time
     of the acquisition of OPI, issuance of JRM securities to
     minority owners and adjustment of minority interest
     and other stockholders' equity to reflect respective
     ownership percentages in JRM:
      Cash . . . . . . . . . . . . . . . . . . . . . .           $  (9,000)
      Minority interest. . . . . . . . . . . . . . . .            (143,611)
      Other stockholders' equity . . . . . . . . . . .            (185,423)     $(338,034)
                                                                  ---------     =========

9. Adjustments to tax assets and liabilities to reflect the
    sale of marine construction services' assets from McDermott
    Incorporated to MII:
      Other current assets . . . . . . . . . . . . . .           $ (34,779)
      Intangibles and other assets . . . . . . . . . .              58,391
      U.S. and foreign income taxes. . . . . . . . . .             (23,626)
      Other liabilities. . . . . . . . . . . . . . . .                  14      $   -
                                                                  ---------      ---------

(PAGE 8)

                               McDERMOTT INTERNATIONAL, INC.
                       PRO FORMA CONSOLIDATED STATEMENT OF INCOME
               BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE (UNAUDITED)


                                 MII              OPI                                Pro Forma
                             Year ended        Year ended                            Combined
                            March 31, 1994    April 30, 1994   Adjustments   (9)    Year Ended
                            --------------    --------------   -----------          ----------
                                            (In thousands)
Revenues                     $ 3,059,912   $    383,645     $   (11,522)     (1)    $3,432,035
- -----------------------------------------------------------------------------------------------

Costs and Expenses:
 Cost of operations            2,657,712        300,759         (19,076)     (1)     2,944,855
                                                                  4,939      (2)
                                                                    521      (4)
Depreciation and
  amortization                    99,393         17,189          (4,767)     (2)       134,822
                                                                 15,201      (3)
                                                                  4,526      (4)
                                                                  3,280      (5)
Selling, general and
 administrative expenses         262,873         31,273            (536)     (1)       293,147
                                                                   (463)     (4)
- -----------------------------------------------------------------------------------------------

                               3,019,978        349,221           3,625              3,372,824
- -----------------------------------------------------------------------------------------------

                                  39,934         34,424         (15,147)                59,211

Equity in Income of
 Investees                       119,860          1,475          (8,754)     (1)       112,581
- -----------------------------------------------------------------------------------------------

Operating Income                 159,794         35,899         (23,901)               171,792
- -----------------------------------------------------------------------------------------------
Other Income (Expense):
 Interest income                  38,751          1,587             (17)     (1)        40,321
 Interest expense                (63,975)       (10,567)             (4)     (1)       (73,617)
                                                                   (379)     (5)
                                                                  1,308      (6)
 Minority interest               (15,251)           -            (3,105)     (7)       (48,367)
                                                                (30,011)     (8)
 Other-net                        (4,365)           169              10      (1)        (5,172)
                                                                   (986)     (4)
- -----------------------------------------------------------------------------------------------
                                 (44,840)        (8,811)        (33,184)               (86,835)
- ------------------------------------------------------------------------------------------------
Income before Provision for
 Income Taxes and Cumulative
 Effect of Accounting Change     114,954         27,088         (57,085)                84,957

Provision for Income Taxes        24,998          8,486            (675)     (1)        31,257
                                                                    (60)     (2)
                                                                 (1,950)     (4)
                                                                    458      (6)
- -----------------------------------------------------------------------------------------------
Income before Cumulative
 Effect of Accounting Change      89,956         18,602         (54,858)                53,700
- -----------------------------------------------------------------------------------------------

Preferred Stock Dividends          6,084          3,105          (3,105)     (7)         6,084
- -----------------------------------------------------------------------------------------------
Income before Cumulative
 Effect of Accounting Change
 Applicable to Common Stock   $   83,872   $     15,497     $   (51,753)            $   47,616
===============================================================================================

(PAGE 9)

                                                                                 CONTINUED

                                                                      MII
                                                                   Pro Forma
                                                  MII               Combined
                                               Year Ended          Year Ended
                                             March 31, 1994      March 31, 1994
                                             --------------      --------------



EARNINGS PER COMMON AND COMMMON
 EQUIVALENT SHARE BEFORE CUMULATIVE
 EFFECT OF ACCOUNTING CHANGE (AFTER
 PREFERRED STOCK DIVIDENDS):

  Primary and Fully Diluted                   $      1.57         $       0.89
- ------------------------------------------------------------------------------------------

Weighted average number of common and
 common equivalent shares                      53,467,933           53,467,933
==========================================================================================

(PAGE 10)

                                          McDERMOTT INTERNATIONAL, INC.
                                PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                        BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE (UNAUDITED)

                                    MII            OPI                             Pro Forma
                                Nine Months     Nine Months                         Combined
                                  ended           ended                           Nine Months
                                 12/31/94        10/31/94     Adjustments  (9)        Ended
                                ----------     ------------   -----------         -----------
                                                     (In thousands)
Revenues                       $  2,199,398    $  328,332     $ (33,138)   (1)    $ 2,494,592
- ----------------------------------------------------------------------------------------------
Costs and Expenses:
 Cost of operations               1,858,549       264,179       (35,497)   (1)      2,092,301
                                                                  2,728    (2)
                                                                  2,342    (4)
 Depreciation and amortization       85,258        13,469        (3,029)   (2)        112,954
                                                                 11,401    (3)
                                                                  3,395    (4)
                                                                  2,460    (5)
 Selling, general and
   administrative expenses          201,072        26,003          (953)   (1)        225,887
                                                                   (235)   (4)
- ----------------------------------------------------------------------------------------------

                                  2,144,879       303,651       (17,388)            2,431,142
- ----------------------------------------------------------------------------------------------
                                     54,519        24,681       (15,750)               63,450

Equity in Income of Investees        34,649         5,616        (4,692)   (1)         35,573
- ----------------------------------------------------------------------------------------------

Operating Income                     89,168        30,297       (20,442)               99,023
- ----------------------------------------------------------------------------------------------
Other Income (Expense):
 Interest income                     39,799           851           (20)   (1)         40,630
 Interest expense                   (43,559)       (7,981)          315    (1)        (50,434)
                                                                   (190)   (5)
                                                                    981    (6)
 Minority interest                   (9,538)           -         (2,328)   (7)        (25,701)
                                                                (13,835)   (8)
 Other-net                          (25,382)        2,828            79    (1)        (23,369)
                                                                   (894)   (4)
- -----------------------------------------------------------------------------------------------
                                    (38,680)       (4,302)      (15,892)              (58,874)
- -----------------------------------------------------------------------------------------------
Income before Provision for Income
 Taxes and Cumulative Effect of
 Accounting Change                   50,488        25,995       (36,334)               40,149

Provision for Income Taxes           20,818         7,346        (1,006)   (1)         25,367
                                                                    105    (2)
                                                                 (2,239)   (4)
                                                                    343    (6)
- -----------------------------------------------------------------------------------------------
Income before Cumulative Effect
 of Accounting Change                29,670        18,649       (33,537)               14,782

Preferred Stock Dividends             6,199         2,328        (2,328)   (7)          6,199
- -----------------------------------------------------------------------------------------------

Income before Cumulative Effect
 of Accounting Change Applicable
 to Common Stock               $     23,471    $   16,321     $ (31,209)          $     8,583
================================================================================================

(PAGE 11)

                                                                               CONTINUED

                                                                    MII
                                                                 Pro Forma
                                           MII                   Combined
                                     Nine Months Ended      Nine Months Ended
                                     December 31, 1994       December 31, 1994
                                     -----------------     --------------------



EARNINGS PER COMMON AND COMMON
  EQUIVALENT SHARE BEFORE CUMULATIVE
  EFFECT OF ACCOUNTING CHANGE (AFTER
  PREFERRED STOCK DIVIDENDS):

  Primary and Fully Diluted           $          0.43          $         0.16
- ---------------------------------------------------------------------------------------

Weighted average number of common
 and common equivalent shares              53,722,217              53,722,217
=======================================================================================

(PAGE 12)

                        McDERMOTT INTERNATIONAL, INC.
                     NOTES TO THE PRO FORMA CONSOLIDATED
                        INCOME STATEMENTS (UNAUDITED)

Income Statement:

The pro forma consolidated statements of income give effect to the following adjustments:

1. Adjustment to conform OPI's proportionate consolidation method to MII's accounting policy.

2. Adjustments to conform OPI's drydock and depreciation method to MII's accounting policies.

Adjustments to reflect the acquisition of OPI:

3. To amortize over ten years the costs in excess of net assets acquired.

4. To record additional depreciation on write-up of OPI's property, plant and equipment based on the estimated remaining life thereof, which is assumed to be ten years, and to reflect the impact of other purchase accounting adjustments.

5. To amortize covenants-not-to-compete over a period of five years per the terms of the agreements.

6. To amortize premium recognized on write-up of OPI debt.

7. To reclassify to Minority Interest Expense dividends paid (to third parties) on OPI Series B Stock.

8. To recognize Minority Interest Expense on OPI and MII's earnings available to minority owners.

9. The pro forma consolidated statements of income do not include pro forma adjustments reflecting additional income tax provision due to the movement of a portion of the long-term investment portfolio to McDermott Incorporated in consideration for the marine construction services business purchased by MII in connection with the merger of OPI into JRM.

(page 13)

                                    SIGNATURES
                                    ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.






                                                   McDERMOTT INTERNATIONAL

                                                       (REGISTRANT)





Date:03/31/95                                  By:   s/ Daniel R. Gaubert
     --------                                     ------------------------
                                                         (SIGNATURE)


                                                 Daniel R. Gaubert
                                                 Vice President, Finance,
                                                 on behalf of the Registrant